Exhibit (s)

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints LARRY W. MARTIN, KEVIN J. McCARTHY, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations listed on Appendix A has hereunto set his hand this 21st day of May, 2007.

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 21st day of May, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, LARRY W. MARTIN, KEVIN J. McCARTHY, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each 22nd day of May, 2007 and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations listed on Appendix A has hereunto set his hand this 22nd day of May, 2007.

/s/ Jack B. Evans
Jack B. Evans

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 22nd day of May, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ERIC F. FESS, LARRY W. MARTIN, KEVIN J. McCARTHY and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations listed on Appendix A has hereunto set his hand this 22nd day of May, 2007.

/s/ William J. Schneider
William J. Schneider

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 22nd day of May, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ERIC F. FESS, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations listed on Appendix A has hereunto set her hand this 22nd day of May, 2007.

/s/ Judith M. Stockdale
Judith M. Stockdale

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 22nd day of May, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ERIC F. FESS, LARRY W. MARTIN, KEVIN J. McCARTHY and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations listed on Appendix A has hereunto set his hand this 22nd day of May, 2007.

/s/ Robert P. Bremner
Robert P. Bremner

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 22nd day of May, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ERIC F. FESS, LARRY W. MARTIN, KEVIN J. McCARTHY and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations listed on Appendix A has hereunto set his hand this 22nd day of May, 2007.

/s/ William C. Hunter
William C. Hunter

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 22nd day of May, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations listed on Appendix A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ERIC F. FESS, LARRY W. MARTIN, KEVIN J. McCARTHY and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations listed on Appendix A has hereunto set her hand this 22nd day of May, 2007.

/s/ Carole E. Stone
Carole E. Stone

STATE OF ILLINOIS	)
)SS
COUNTY OF COOK	)

On this 22nd day of May, 2007, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“OFFICIAL SEAL”
Virginia L. Corcoran	/s/ Virginia L. Corcoran
Notary Public, State of Illinois	Notary Public
My Commission Expires: 10/27/09

APPENDIX A

NUVEEN CLOSED-END FUNDS

Nuveen Select Maturities Municipal Fund	NIM
Nuveen Select Tax-Free Income Portfolio	NXP
Nuveen Select Tax-Free Income Portfolio 2	NXQ
Nuveen California Select Tax-Free Income Portfolio	NXC
Nuveen New York Select Tax-Free Income Portfolio	NXN
Nuveen Select Tax-Free Income Portfolio 3	NXR
Nuveen Real Estate Income Fund	JRS
Nuveen Quality Preferred Income Fund	JTP
Nuveen Quality Preferred Income Fund 2	JPS
Nuveen Quality Preferred Income Fund 3	JHP
Nuveen Multi-Strategy Income and Growth Fund, formerly known as Nuveen Preferred and Convertible Income Fund	JPC
Nuveen Multi-Strategy Income and Growth Fund 2, formerly known as Nuveen Preferred and Convertible Income Fund 2	JQC
Nuveen Diversified Dividend and Income Fund	JDD
Nuveen Tax-Advantaged Total Return Strategy Fund	JTA
Nuveen Tax-Advantaged Floating Rate Fund	JFP
Nuveen Equity Premium Income Fund (not leveraged)	JPZ
Nuveen Equity Premium Opportunity Fund (not leveraged)	JSN
Nuveen Equity Premium Advantage Fund (not leveraged)	JLA
Nuveen Equity Premium and Growth Fund (not leveraged)	JPG
Nuveen Global Government Enhanced Income Fund	JGG
Nuveen Global Value Opportunities Fund	JGV
Nuveen Core Equity Alpha Fund	JCE
Nuveen Multi-Currency Short-Term Government Income Fund	JGT
Nuveen Senior Income Fund	NSL
Nuveen Floating Rate Income Fund	JFR
Nuveen Floating Rate Income Opportunity Fund	JRO
Nuveen Florida Investment Quality Municipal Fund	NQF
Nuveen Pennsylvania Investment Quality Municipal Fund	NQP
Nuveen Florida Quality Income Municipal Fund	NUF
Nuveen Texas Quality Income Municipal Fund	NTX
Nuveen Insured Florida Premium Income Municipal Fund	NFL
Nuveen Maryland Premium Income Municipal Fund	NMY
Nuveen Massachusetts Premium Income Municipal Fund	NMT
Nuveen Pennsylvania Premium Income Municipal Fund 2	NPY
Nuveen Virginia Premium Income Municipal Fund	NPV
Nuveen Connecticut Premium Income Municipal Fund	NTC
Nuveen Georgia Premium Income Municipal Fund	NPG
Nuveen Missouri Premium Income Municipal Fund	NOM
Nuveen North Carolina Premium Income Municipal Fund	NNC
Nuveen California Premium Income Municipal Fund	NCU
Nuveen Insured Premium Income Municipal Fund 2	NPX
Nuveen California Dividend Advantage Municipal Fund	NAC
Nuveen New York Dividend Advantage Municipal Fund	NAN
Nuveen Dividend Advantage Municipal Fund	NAD
Nuveen Arizona Dividend Advantage Municipal Fund	NFZ
Nuveen Connecticut Dividend Advantage Municipal Fund	NFC
Nuveen Maryland Dividend Advantage Municipal Fund	NFM
Nuveen Massachusetts Dividend Advantage Municipal Fund	NMB
Nuveen North Carolina Dividend Advantage Municipal Fund	NRB

APPENDIX A – page 2

NUVEEN CLOSED-END FUNDS

Nuveen Virginia Dividend Advantage Municipal Fund	NGB
Nuveen Dividend Advantage Municipal Fund 2	NXZ
Nuveen California Dividend Advantage Municipal Fund 2	NVX
Nuveen New Jersey Dividend Advantage Municipal Fund	NXJ
Nuveen New York Dividend Advantage Municipal Fund 2	NXK
Nuveen Ohio Dividend Advantage Municipal Fund	NXI
Nuveen Pennsylvania Dividend Advantage Municipal Fund	NXM
Nuveen Dividend Advantage Municipal Fund 3	NZF
Nuveen California Dividend Advantage Municipal Fund 3	NZH
Nuveen Georgia Dividend Advantage Municipal Fund	NZX
Nuveen Maryland Dividend Advantage Municipal Fund 2	NZR
Nuveen Michigan Dividend Advantage Municipal Fund	NZW
Nuveen Ohio Dividend Advantage Municipal Fund 2	NBJ
Nuveen North Carolina Dividend Advantage Municipal Fund 2	NNO
Nuveen Virginia Dividend Advantage Municipal Fund 2	NNB
Nuveen Insured Dividend Advantage Municipal Fund	NVG
Nuveen Insured California Dividend Advantage Municipal Fund	NKL
Nuveen Insured New York Dividend Advantage Municipal Fund	NKO
Nuveen Arizona Dividend Advantage Municipal Fund 2	NKR
Nuveen Connecticut Dividend Advantage Municipal Fund 2	NGK
Nuveen New Jersey Dividend Advantage Municipal Fund 2	NUJ
Nuveen Ohio Dividend Advantage Municipal Fund 3	NVJ
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2	NVY
Nuveen Arizona Dividend Advantage Municipal Fund 3	NXE
Nuveen Connecticut Dividend Advantage Municipal Fund 3	NGO
Nuveen Georgia Dividend Advantage Municipal Fund 2	NKG
Nuveen Maryland Dividend Advantage Municipal Fund 3	NWI
Nuveen North Carolina Dividend Advantage Municipal Fund 3	NII
Nuveen Insured Tax-Free Advantage Municipal Fund	NEA
Nuveen Insured California Tax-Free Advantage Municipal Fund	NKX
Nuveen Insured Florida Tax-Free Advantage Municipal Fund	NWF
Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund	NGX
Nuveen Insured New York Tax-Free Advantage Municipal Fund	NRK
Nuveen Municipal High Income Opportunity Fund	NMZ
Nuveen Tax-Advantaged Dividend Growth Fund	JTD
Nuveen Multi-Currency Government Income Fund
Nuveen Multi-Currency Short-Term Government Income Fund 2
Nuveen Multi-Currency Short-Term Government Income Fund
Nuveen Massachusetts Dividend Advantage Municipal Fund 2
Nuveen New York Dividend Advantage Municipal Fund 3
Nuveen Municipal High Income Opportunity Fund 2
Nuveen Real Estate Income Fund 2
Nuveen Real Estate Growth and Income Fund
Nuveen Quality Preferred Income Fund 4
Nuveen Preferred and Convertible Opportunity Fund
Nuveen Senior Income Fund 2
Nuveen Floating Rate Income Opportunity Fund 2
Nuveen Floating Rate Fund